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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K



                               Current Report

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) April 5, 1999
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                       HOMESTEAD VILLAGE INCORPORATED
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           (Exact Name of Registrant as Specified in its Charter)


                                  Maryland
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               (State or Other Jurisdiction of Incorporation)


          1-12269                                   74-2770966
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   Commission File Number)                (I.R.S. Employer Identification No.)





         2100 RiverEdge Parkway, 9th Floor, Atlanta, Georgia          30328
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         (Address of Principal Executive Offices)                   (Zip Code)


                               (770) 303-2200
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            (Registrant's Telephone Number, Including Area Code)


                               Not applicable
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       (Former name or former address, if changed since last report)













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Item 5.  Other Events

         On April 5, 1999, the Registrant and Security Capital Group Incorporated amended the Investor Agreement dated as of October 17, 1996. Amendment No. 1 to the Investor Agreement is attached hereto as exhibit
99.1 and is incorporated herein by reference.

         On April 5, 1999, the Registrant announced the commencement of a rights offering of 76,489,092 shares of its common stock at $2.75 per share to shareholders of record on April 5, 1999, and the sale of up to 5,329,089 additional shares of its common stock at the same price. Unless extended, the rights offering will expire on April 23, 1999. The announcements pertaining to this rights offering are attached hereto as exhibits 99.2 and
99.3 and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1 Amendment No. 1, dated as of April 5, 1999, to the Investor Agreement, dated as of October 17, 1996, by and between Homestead Village
                           Incorporated and Security Capital Group
                           Incorporated.

                  99.2     Press Release dated March 25, 1999.

                  99.3     Press Release dated April 5, 1999.




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HOMESTEAD VILLAGE INCORPORATED



Dated: April 14, 1999                    By: /s/ Jeffrey A. Klopf
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                                                 Jeffrey A. Klopf
                                                 Secretary

















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


Exhibit
  No.       Description
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 99.1       Amendment No. 1, dated as of April 5, 1999, to
            the Investor Agreement, dated as of October 17, 1996, by and between Homestead Village
            Incorporated and Security Capital Group
            Incorporated.

  99.2      Press Release dated March 25, 1999.

  99.3      Press Release dated April 5, 1999.







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